                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report(Date of earliest event reported): Oct. 27, 1999 (Oct. 12, 1999)

                  CLARITI TELECOMMUNICATIONS INTERNATIONAL LTD.
                  ---------------------------------------------
               (Exact name of Registrant as specified in charter)


     Delaware                    33-90344                     23-2498715
     -------------------------------------------------------------------
   (State or other             (Commission                  (IRS Employer
   jurisdiction of             File Number)                 Identification
   incorporation)                                           Number)


             1735 Market Street, Mellon Bank Center, Suite 1300
                    Philadelphia, Pennsylvania    19125
         --------------------------------------------------------
         (Address of principal executive offices)      (Zip Code)


                                215-979-3600
                                ------------
           (Registrant's telephone number, including area code)


                               Not Applicable
                               --------------
         (Former name or former address, if changed since last report)















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Item 2. Acquisition or Disposition of Assets.

     On October 12, 1999, Clariti Telecommunications International, Ltd. ("Clariti") acquired all of the outstanding capital stock of NKA Communications Pty. Ltd. ("NKA") from Peter Cook and Yankel Koncepolski, the founders and former owners of NKA. Consideration paid for NKA consisted of 1,500,000 shares of Clariti common stock, of which 350,000 shares are being held in escrow until certain revenue and gross margin targets are achieved by NKA over a 24-month period. The purchase price was based on an arms-length negotiation between Clariti and Peter Cook and Yankel Koncepolski.

     NKA is an Australian based provider of Internet Protocol ("IP") telephony to corporate clients. NKA utilizes the same IP telephony technology used by Clariti IP Services (formerly MegaHertz-NKO), which Clariti acquired in May 1999. NKA is currently connected to the IP Network managed by Clariti IP Services. NKA's principal assets are the electronic switching and traffic routing equipment comprising its managed IP telephony network.

     Clariti acquired NKA pursuant to a Share Exchange Agreement dated August 10, 1999, which is filed as Exhibit 2.1 hereto. Clariti issued a press release on September 30, 1999 regarding the acquisition of NKA, which is filed as
Exhibit 99.3 hereto.


Item 7. Financial Statements and Exhibits.

(a)  Financial Statements

     As of the date of filing this Current Report on Form 8-K, it is impracticable for Clariti to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K within the time constraints stipulated by the Securities and Exchange Commission.

(b)  Pro Forma Financial Information

     As of the date of filing this Current Report on Form 8-K, it is impracticable for Clariti to provide the pro forma financial information required by Item 7(b)(2). In accordance with Item 7(b)(2) of Form 8-K, such financial information shall be filed by amendment to this Form 8-K within the time constraints stipulated by the Securities and Exchange Commission.



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(c)  Exhibits

  2.1 Share Exchange Agreement, dated August 10, 1999, between Clariti Telecommunications International, Ltd., and NKA Communications Pty. Ltd., Peter Cook, Yankel Koncepolski, et.al.

*99.1  Financial Statements of NKA Communications Pty. Ltd.

*99.2 Pro forma financial information with respect to the registrant's acquisition of NKA Communications Pty. Ltd.

 99.3 Press release, dated September 30, 1999, announcing that Clariti Telecommunications International, Ltd. had signed a definitive agreement to acquire all of the outstanding stock of NKA Communications Pty. Ltd.


---------------------------
*  To be filed by amendment




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                                 Signature
                                 ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CLARITI TELECOMMUNICATIONS
                                                 INTERNATIONAL, LTD.
                                                 (Registrant)

October 27, 1999

                                                 By: s/James M. Boyd, Jr.
                                                     --------------------
                                                     James M. Boyd, Jr.
                                                     Vice President of Finance
                                                     and Chief Accounting
                                                     Officer



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